UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2006

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina		28201-1017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On May 19, 2006, Family Dollar Stores, Inc. (the “Company”) and its subsidiary, Family Dollar, Inc., entered into the following agreements (collectively, the “Amendments”), each of which provide for the approximate one year extension and amendment of the respective underlying credit agreements and all amendments thereto:

(a)          Fifth Amendment to Amended and Restated Credit Agreement dated as of May 31, 2001, between the Company and Family Dollar, Inc., as Borrower, and Bank of America, N.A. (the “Bank of America Agreement”), as amended by an Amendment dated as of May 29, 2003, a Second Amendment dated as of May 27, 2004, a Third Amendment dated as of May 16, 2005, and a Fourth Amendment dated as of March 21, 2006.

(b)         Fifth Amendment to Credit Agreement dated as of August 7, 2001, between the Company and Family Dollar, Inc., as Borrower, and Wachovia Bank, National Association (formerly known as First Union National Bank) (the “Wachovia Agreement”), as amended by a First Amendment dated as of May 29, 2003, a Second Amendment dated as of May 27, 2004, a Third Amendment dated as of May 16, 2005, and a Fourth Amendment dated as of March 21, 2006.

The foregoing does not constitute a complete summary of the terms of the underlying credit agreements or any amendment thereto, and reference is made to the complete text of the Amendments which are attached hereto as Exhibits 10(a) and 10(b) respectively. Reference is also made to the underlying credit agreements, which in the case of the Bank of America Agreement, is available as Exhibit 10 to the Company’s Form 10-Q for the quarter ended June 2, 2001, and in the case of the Wachovia Agreement, is available as Exhibit 10(i) to the Company’s Form 10-K for the year ended September 1, 2001.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Document Description
10 (a)	Fifth Amendment to Amended and Restated Credit Agreement between the Company and Family Dollar, Inc., as Borrower, and Bank of America, N.A., dated as of May 19, 2006

10 (b)	Fifth Amendment to Credit Agreement between the Company and Family Dollar, Inc., as Borrower, and Wachovia Bank, National Association, dated as of May 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date: May 23, 2006	By:	/s/ Janet G. Kelley
Janet G. Kelley
Senior Vice President-General Counsel

Exhibit Index

Exhibit No.	Document Description
10 (a)	Fifth Amendment to Amended and Restated Credit Agreement between the Company and Family Dollar, Inc., as Borrower, and Bank of America, N.A., dated as of May 19, 2006

10 (b)	Fifth Amendment to Credit Agreement between the Company and Family Dollar, Inc., as Borrower, and Wachovia Bank, National Association, dated as of May 19, 2006